ADVISORS DISCIPLINED TRUST 1344

                          SUPPLEMENT TO THE PROSPECTUS

     Atlas Energy L.P. (formerly NYSE: ATLS) has completed a spin off of certain of its business to shareholders as shares of Atlas Energy Group, LLC (newly listed as NYSE: ATLS). In addition, Atlas Energy, L.P. has merged with and into Targus Resources Corp. (NYSE: TRGP). Accordingly, notwithstanding anything to the contrary in the prospectus, the trust's portfolio now includes shares of Atlas Energy Group, LLC and Targus Resources Corp. and will no longer include shares of Atlas Energy L.P.



     Supplement Dated:  March 4, 2015











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